FOURTH AMENDMENT to LOAN AGREEMENT

This Fourth Amendment is made effective as of February 15, 2023, by and between Second Street Capital, LLC ("Lender") and Ocean Biomedical, Inc. ("Borrower").

RECITALS

WHEREAS, the parties have entered into a certain Loan Agreement dated as of April 22, 2022, whereby Lender agreed to make a single Advance in the amount of $200,000 to Borrower, on September 30, 2022 Lender extended the Maturity to December 30, 2022, on December 30, 2022 Lender extended the Maturity to February 15, 2023, on January 10, 2023 Lender increased the aggregate total amount from $200,000 to $400,000; and

WHEREAS the parties wish to amend the Loan Agreement to incorporate certain terms and conditions pursuant to a mutually agreed upon understanding.

AGREEMENTS

NOW, THEREFORE, in consideration of the foregoing recitals, the terms and conditions set forth below, and other valuable consideration, the receipt and sufficiency of which the parties acknowledge, the parties agree as follows:

1. The Maturity will be extended to March 31, 2023.
2. The extension of the Maturity requires a Warrant for 25,000 shares of Common Stock plus a $25,000 Fee.
3. This Warrant will be priced at $10.34 and have an Expiration Date of Five (5) years from issuance.
4. Borrower acknowledges that the reference under Maturity to the repayment of Five (5) business days in the Loan Agreement dated April 22, 2022 is waived.

This Fourth Amendment may be exercised in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

Unless otherwise defined, all capitalized terms in this Fourth Amendment shall be as defined in the Loan Agreement. Except as amended or superseded herein, the Loan Agreement remains in full force and effect.

IN WITNESS WHEREOF, the undersigned have executed this Fourth Amendment and is effective as of the date written above.

Executed:

Ocean Biomedical, Inc.

By: Chirinjeev Kathuria
Executive Chairman

Date: 3/1/2023

Second Steet Capital, LLC

By: Eric Hardgrave
Managing Member

Date: 3/1/23